Morgan Stanley Quality Municipal Securities
                     Item 77(o) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003

Security Date     Price   Shares   % of     Total      Purchas  Broker
         of       Of      Purchas  Assets   Issued     ed
         Purcha   Shares  ed                           By Fund
         se
Arizona  10/30/   Variou   1,500,0 0.44%    $156,475,  0.96%    Salomon
Transpor 02       s             00          000                 Smith
tation                                                          Barney;
Board                                                           Bear,
Ser 2002                                                        Stearns &
B                                                               Co. Inc.;
                                                                UBS
                                                                PaineWebbe
                                                                r Inc.;
                                                                JPMorgan

Californ 11/07/   Variou  5,000,0   5.44%   $6,313,50   0.08%   JPMorgan;
ia Dept    02        s    00,                 0,000             Lehman
of Water                                                        Brothers;
Resource                                                        Bear,Stear
s, Power                                                        ns & Co.
Supply                                                          Inc.; E.J.
Ser 2002                                                        De La Rosa
A                                                               & Co.,
                                                                Inc.;
                                                                Salomon
                                                                Smith
                                                                Barney;
                                                                USB
                                                                PaineWebbe
                                                                r Inc.;
                                                                Banc of
                                                                America
                                                                Securities
                                                                LLC; BNY
                                                                Capital
                                                                Markets,
                                                                Inc.; CIBC
                                                                World
                                                                Markets;
                                                                E*BondTrad
                                                                e, LLC;
                                                                Fidelity
                                                                Capital
                                                                Markets;
                                                                First
                                                                Albany
                                                                Corporatio
                                                                n;
                                                                Goldman,
                                                                Sachs &
                                                                Co.;
                                                                Jackson
                                                                Securities
                                                                ; Loop
                                                                Capital
                                                                Markets,
                                                                LLC; M.R.
                                                                Beal &
                                                                Company;
                                                                Merrill
                                                                Lynch &
                                                                Co., Inc.;
                                                                Pacific
                                                                American
                                                                Securities
                                                                , LLC;
                                                                Prager,
                                                                McCarthy &
                                                                Sealy,
                                                                LLC;
                                                                Prudential
                                                                Securities
                                                                Incorporat
                                                                ed; Quick
                                                                & Reilly,
                                                                Inc.;
                                                                Ramirez &
                                                                Co., Inc.;
                                                                RBC Dain
                                                                Rauscher;
                                                                Redwood
                                                                Securities
                                                                Group,
                                                                Inc.;
                                                                Siebert
                                                                Brandford
                                                                Shank &
                                                                Co. LLC;
                                                                Stone &
                                                                Youngberg
                                                                LLC;
                                                                Sutter
                                                                Securities
                                                                Inc.; The
                                                                Chapman
                                                                Company;
                                                                U.S.
                                                                Bancorp
                                                                Piper
                                                                Jaffray;
                                                                Wells
                                                                Fargo
                                                                Institutio
                                                                nal
                                                                Securities
                                                                , LLC

Mass Bay 10/24/   $102.1   3,000,0 0.89%    $396,885,  0.76%    Lehman
Transpor 02       2             00          000                 Brothers;
tation                                                          Bear,
Authorit                                                        Stearns &
y,                                                              Co. Inc.;
Senior                                                          Raymond
Sales                                                           James &
Tax 2002                                                        Associates
Ser A                                                           , Inc.;
                                                                Siebert
                                                                Brandford
                                                                Shank &
                                                                Co., LLC;
                                                                UBS
                                                                PaineWebbe
                                                                r Inc.;
                                                                Carolan &
                                                                Co., Inc.;
                                                                Corby
                                                                Capital
                                                                Markets,
                                                                Inc.;
                                                                Goldman,
                                                                Sachs &
                                                                Co.;
                                                                JPMorgan;
                                                                Merrill
                                                                Lynch &
                                                                Co.; M.R.
                                                                Beal &
                                                                Company;
                                                                Prudential
                                                                Securities
                                                                ; Quick &
                                                                Reilly,
                                                                Inc.; RBC
                                                                Dain
                                                                Rauscher
                                                                Inc.;
                                                                Salomon
                                                                Smith
                                                                Barney;
                                                                State
                                                                Street
                                                                Global
                                                                Markets,
                                                                LLC

NYC      10/03/   $111.1   2,500,0 0.72%    $250,000,  1.00%    First
Municipa 02       3             00          000                 Albany
l Water                                                         Corporatio
Finance                                                         n;
Authorit                                                        Goldman,
y, NY,                                                          Sachs &
2003 Ser                                                        o.;
D                                                               Merrill
                                                                Lynch &
                                                                Co.; UBS
                                                                PaineWebbe
                                                                r Inc.;
                                                                Bear,
                                                                Stearns &
                                                                Co. Inc.;
                                                                Lehman
                                                                Brothers;
                                                                JPMorgan;
                                                                Salomon
                                                                Smith
                                                                Barney;
                                                                Siebert
                                                                Brandford
                                                                Shank &
                                                                Co., LLC;
                                                                M.R. Beal
                                                                & Company;
                                                                CIBC World
                                                                Markets;
                                                                RBC Dain
                                                                Rauscher,
                                                                Inc.; A.G.
                                                                Edwards &
                                                                Sons,
                                                                Inc.;
                                                                First
                                                                American
                                                                Municipals
                                                                , Inc.;
                                                                Prudential
                                                                Securities
                                                                ; Quick &
                                                                Reilly;
                                                                Raymond
                                                                James &
                                                                Associates
                                                                , Inc.;
                                                                Roosevelt
                                                                & Cross
                                                                Incorporat
                                                                ed